Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Stock-Based Awards.   Another element of our compensation program for NEOs is stock-based awards under the Incentive Compensation Plan which generally include restricted stock units (“RSUs”). These awards are used to attract senior talent and are granted upon commencement of employment. Currently, our equity-based compensation is solely with respect to such RSUs and PSUs, as described above under “Incentive Compensation
Awards” and in this section. We do not currently grant stock options, stock appreciation rights, or similar option-like awards as part of our compensation program. Accordingly, CNA has no policies or practices to disclose under Item 402(x) of Regulation S-K at this time.

Award Timing Method	We do not currently grant stock options, stock appreciation rights, or similar option-like awards as part of our compensation program.
MNPI Disclosure Timed for Compensation Value	false